UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

XBP GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40206	85-2002883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6641 N. Belt Line Road, Suite 100 Irving, TX	75063
(Address of principal executive offices)	(Zip Code)

(844) 935-2832

Registrant’s telephone number, including area code

XBP Europe Holdings, Inc.

2701 East Grauwyler Road,

Irving, TX 75061

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XBP	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	XBPEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 25, 2025, subsidiaries of XBP Europe Holdings, Inc. (n/k/a XBP Global Holdings, Inc.)(the “Company”) entered into an Amendment Agreement on July 25, 2025 with HSBC UK Bank plc, as Agent and Security Agent (the “Amendment Agreement”), amending the term loan and revolving facilities agreement dated June 26, 2024. The Amendment Agreement extends the termination date, amends certain definitions, adds permitted loans of up to £14,000,000 to be used to help fund the Restructuring (as defined below), and adjusts certain financial covenants (by amending the EBITDA and Finance Charges definitions).

The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 and described in Item 8.01 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 25, 2025, the Company held its 2025 annual meeting (the “Annual Meeting”). As of the record date, June 12, 2025, there were 35,915,548 shares of Common Stock outstanding and entitled to vote. Approximately 78.39% of shares were represented. The voting results for the proposals voted upon an at the annual meeting, which are further described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 15, 2025 (the “Proxy Statement”), were as follows:

•	Director Election Proposal (Proposal 1) —To consider and vote upon a proposal to elect two directors to serve on the board of directors until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James G. Reynolds	28,054,768	97,892	0
Andrej Jonovic	28,127,539	25,121	0

•	Auditor Ratification Proposal (Proposal 2) — To consider and vote upon a proposal to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,121,274	24,886	6,500	0

•	Charter Amendment Proposals (Proposals 3A to 3D):

o	3A Name Change — To provide that the name of XBP shall be changed to “XBP Global Holdings, Inc.”

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,148,357	4,248	55	0

o	3B Increase in Authorized Shares — To increase the number of authorized shares from 210,000,000, consisting of 200,000,000 shares of common stock and 10,000,000 shares of preferred stock to 420,000,000, consisting of 400,000,000 shares of common stock, and 20,000,000 shares of preferred stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,897,318	255,331	11	0

o	3C 75% Approval Provisions — To amend certain provisions in the XBP Charter (a) to remove the existing staggered board, (b) to reestablish the right for stockholders to vote by written consent without a meeting except in the case of (i) the election of directors and (ii) the approval of a merger, consolidation, conversion, or sale of all or substantially all assets, and (c) to amend the existing corporate opportunities waiver to clarify the circumstances where the waiver will not apply:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,146,888	5,761	11	0

o	3D Amendment and Restatement of the XBP Charter — Conditioned upon the receipt of the requisite vote on Proposals 3A to 3C, to approve the proposed amended and restated certificate of incorporation in the form attached to the Proxy Statement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,899,259	253,215	186	0

•	Nasdaq Proposal (Proposal 4) — To consider and vote upon a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of up to 91,344,311 newly issued shares of the Company’s common stock plus any additional shares that may be purchased as described in the Proxy Statement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,118,183	34,466	11	0

•	The Reverse Stock Split Proposal (Proposal 5) — To adopt an amendment to the Company’s certificate of incorporation to effect a reverse split of the Company’s outstanding common stock at a ratio in the range of 1-for-3 to 1-for- 15, to be determined at the discretion of the Company’s board of directors and publicly announced during 2025, whereby each outstanding 3 to 15 shares would be combined, converted and changed into 1 share of common stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,124,263	28,386	11	0

•	Stock Plan Amendment Proposal (Proposal 6) —To adopt an amendment to the XBP Europe Holdings, Inc. 2024 Stock Incentive Plan to (i) increase the number of shares of common stock authorized for issuance thereunder by a fixed amount of 5,000,000 shares and (ii) conditionally increase the share reserve to ensure that, if the Restructuring is consummated, the total number of shares authorized under the Stock Plan equals 10% of the Company’s total common stock outstanding immediately following the completion of the Restructuring:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,081,957	70,467	236	0

•	The Adjournment Proposal (Proposal 7) — To consider and vote upon a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the above proposals:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,073,757	78,903	0	0

Item 8.01.	Other Events.

On July 30, 2025, the Company issued a press release announcing the finalization of its acquisition of Exela Technologies BPA, LLC (together with its subsidiaries, the “BPA Group”), and the emergence of the BPA Group from their Chapter 11 cases in accordance with a court-approved plan of reorganization on July 29, 2025 (the “Restructuring”). A copy of the press release is filed as Exhibit 99.1 hereto. Upon the closing of the Restructuring all of the conditions subsequent to the closing of the Company’s purchase of the BPA Group were cleared.

In the coming days, the Company will file an additional current report on Form 8-K containing information regarding the consummation of the Restructuring on July 29, 2025, including copies of the debt arrangements entered into in connection with Restructuring, the charter amendments that were filed as a result of the Annual Meeting, the membership of the new Board and other matters related to the Restructuring described in the press release and in the Proxy Statement.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited financial statements of the BPA Group for the years ended December 31, 2024 and 2023, and unaudited interim financial statements for the three months ended March 31, 2025, are incorporated by reference from the Proxy Statement.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information as of and for the periods presented in the Proxy Statement is incorporated by reference therefrom.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment Agreement, dated July 25 2025.

99.1	Press Release, dated July 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2025

XBP GLOBAL HOLDINGS, INC.

By:	/s/ Dejan Avramovic
Dejan Avramovic
Chief Financial Officer